UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015 (April 22, 2015)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In
Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Old Lancaster Road, Malvern, Pennsylvania 19355

(Address of Principal Executive Offices)

(610) 535-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into Material Definitive Agreements.

On April 22, 2015, CubeSmart and CubeSmart, L.P., the limited partnership through which CubeSmart owns its assets and conducts its operations, entered into (i) a Third Amendment to Credit Agreement (the “Third Amendment”) with Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders party to the Credit Agreement dated as of December 9, 2011 (as thereafter amended, the “Credit Agreement”) and (ii) a Fourth Amendment to Term Loan Agreement (the “Fourth Amendment”) with Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders party to the Term Loan Agreement dated as of June 20, 2011 (as thereafter amended, the “Term Loan Agreement”).  Capitalized terms used in the second paragraph herein shall have the meanings given in the Credit Agreement and capitalized terms used in the third paragraph herein shall have the meanings given in the Term Loan Agreement.

Among other things, the Third Amendment (i) increases the aggregate amount of the Revolving Commitments from $300,000,000 to $500,000,000, (ii) extends the Termination Date for the Revolving Loans and Revolving Commitments from June 18, 2017 to April 22, 2020, (iii) increases the Swingline Commitment from $20,000,000 to $50,000,000, (iv) adjusts the Applicable Margin and Facility Fee with respect to Revolving Loans, and (v) amends the definition of Capitalization Rate and Development Property.

The foregoing descriptions of the Third Amendment and Fourth Amendment are qualified in their entireties by the full terms and conditions of the Third Amendment and Fourth Amendment, respectively, copies of which we have attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Entry Sheet Arrangement of a Registrant.

The information reported in Item 1.01 above is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1

Third Amendment to Credit Agreement dated as of April 22, 2015 by and among CubeSmart, L.P., CubeSmart, Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders party thereto

99.2

Fourth Amendment to Term Loan Agreement dated as of April 22, 2015 by and among CubeSmart, L.P., CubeSmart, Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: April 27, 2015
	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer & Secretary

CUBESMART, L.P.

By: CUBESMART, its general partner

Date: April 27, 2015
	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Third Amendment to Credit Agreement dated as of April 22, 2015 by and among CubeSmart, L.P., CubeSmart, Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders party thereto

99.2

Fourth Amendment to Term Loan Agreement dated as of April 22, 2015 by and among CubeSmart, L.P., CubeSmart, Wells Fargo Bank, National Association, as Administrative Agent and each of the lenders party thereto